UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------

                                    FORM 8-K

                                  -------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 29, 2005
                Date of report (date of earliest event reported)

                                  -------------

                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                  -------------



        Delaware                       0-24073                  13-3817344
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)

                  4940-A Corporate Drive, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)

                                  -------------


Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 -  Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement.

     As described in Item 2.03 below, the Company executed a $374,303.52 convertible promissory note.

Section 2 -  Financial Information

Item 2.02    Results of Operations and Financial Condition.

     On May 5, 2005, the Company issued a press release containing information regarding its operations and financial condition for the first quarter period ended March 31, 2005.

     A copy of the press release is attached hereto as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On April 29, 2005, the Company and Mr. Roy E. Crippen, III, CEO of the Company, agreed to consolidate the two promissory notes outstanding. The resulting obligation is a convertible promissory note in the principal amount of Three Hundred and Seventy Four Thousand Three Hundred and Three and 52/100 Dollars ($374,303.52). Interest at the prime rate is payable monthly, and the entire principal amount is due on April 29, 2007. Mr. Crippen has the option of converting the principal portion of the note into common stock of the Company at a conversion price equal to the sum of the 10-day average closing price of the common stock immediately prior to the date of the note, multiplied by 115%. Additionally, Mr. Crippen is granted piggy-back registration rights for any shares of common stock that are acquired by conversion. A copy is filed as
Exhibit 10.1 and 10.2 to this Current Report.


Section 9 - Financial Statements Exhibits

Item 9.01   Financial Statements and Exhibits

(c) Exhibits

     Exhibit No.    Description
     -----------    -----------

     10.1* Convertible Promissory Note dated April 29, 2005 for $374,303.52 between Roy E. Crippen, III and the Company.
     10.2* Registration Rights Agreement dated April 29, 2005 between Roy E. Crippen, III and the Company.
     99.1*          Press release dated May 5, 2005, issued by
                    Digital Fusion, Inc.


* Filed herewith.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2005

                   DIGITAL FUSION, INC.



                   By: /s/ Roy E. Crippen, III
                       ---------------------------------------------------------
                       Roy E. Crippen, III, Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

       10.1* Convertible Promissory Note dated April 29, 2005 for $374,303.52 between Roy E. Crippen, III and the Company.
       10.2* Registration Rights Agreement dated April 29, 2005 between Roy E. Crippen, III and the Company.
       99.1*        Press release dated May 5, 2005, issued by
                    Digital Fusion, Inc.


*Filed herewith.